Exhibit 10.1

4,197,331 Shares

CHIPOTLE MEXICAN GRILL, INC.

Class A Common Stock (Par Value $0.01 Per Share)

UNDERWRITING AGREEMENT

May 18, 2006

May 18, 2006

Morgan Stanley & Co. Incorporated

Cowen and Company, LLC

c/o  Morgan Stanley & Co. Incorporated

1585 Broadway

New York, New York 10036

Dear Sirs and Mesdames:

Certain shareholders of Chipotle Mexican Grill, Inc., a Delaware corporation (the “Company”), named in Schedule I hereto (the “Selling Shareholders”) propose to sell to the several Underwriters named in Schedule II hereto (the “Underwriters”) an aggregate of 4,197,331 shares (the “Firm Shares”) of the Company’s Class A Common Stock, par value $0.01 per share (the “Class A Common Stock”), each Selling Shareholder selling the amount set forth opposite such Selling Shareholder’s name in Schedule I hereto.

McDonald’s Ventures, LLC, a Delaware limited liability company (“Ventures”), which is a Selling Shareholder, also proposes to sell to the several Underwriters not more than an additional 629,599 shares of Class A Common Stock (the “Additional Shares”) if and to the extent that you, as managers of the offering, shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of Class A Common Stock granted to the Underwriters in Section 3 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the “Shares.”  The shares of Class A Common Stock and Class B Common Stock, par value $0.01 per share, to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to collectively as the “Common Stock.”

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement, including a prospectus, relating to the Shares. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the “Securities Act”), is hereinafter referred to as the “Registration Statement”; the prospectus in the form first used to confirm sales of Shares (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the “Prospectus.”  If the Company has filed an abbreviated registration statement to register additional shares of Class A Common Stock pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement.

For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, “Time of Sale Prospectus” means the preliminary prospectus together with any free writing prospectuses and other items identified in Schedule III hereto, and “broadly available road show” means a “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act that has been made available without restriction to any person.

1.             Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters that:

(a)       The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

(b)      (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (iii) the Time of Sale Prospectus does not, and at the time of each sale of Shares in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date (as defined in Section 4), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iv) the broadly available road show, if any, which is identified in Schedule III as part of the Time of Sale Prospectus, when considered with the other items identified in Schedule III as part of the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (v) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided, in each case, that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement, the Time of Sale Prospectus or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

(c)       The Company is not an “ineligible issuer” in connection with the offering pursuant to Rules 164, 405 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Except for the free writing prospectuses, if any, identified in Schedule III hereto, and electronic road shows, if any, furnished to you before first use, the Company has not prepared, used or referred to, and will not, without your prior written consent, prepare, use or refer to, any free writing prospectus.

(d)      The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the condition, financial or otherwise, earnings or business or operations of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”).

(e)       Each “significant subsidiary” of the Company, as defined in Rule 1-02(w) of Regulation S-X under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect; all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and, except as listed on Schedule IV hereto, are wholly owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

(f)       This Agreement has been duly authorized, executed and delivered by the Company.

(g)      The authorized capital stock of the Company will, immediately prior to the Closing Date, conform as to legal matters to the description thereof contained in each of the Time of Sale Prospectus and the Prospectus under the heading “Description of Capital Stock.”

(h)      The shares of Common Stock (including the Shares to be sold by the Selling Shareholders) outstanding have been duly authorized and are validly issued, fully paid and non-assessable.

(i)        The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any (i) provision of applicable law, (ii) the certificate of incorporation or by-laws of the Company, (iii) any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, except, in case of clauses (iii) and (iv) for such contraventions as would not reasonably be expected to have a Material Adverse Effect, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as have already been obtained or may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

(j)        There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus.

(k)       There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject other than proceedings (i) accurately described in all material respects in the Time of Sale Prospectus and proceedings that would not have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by the Time of Sale Prospectus or (ii) that are required to be described in the Registration Statement or the Time of Sale Prospectus and are not so described or that, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect; and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(l)        Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

(m)      The Company is not required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(n)      Except as described in the Time of Sale Prospectus, the Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals could not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect.

(o)      Except as described in the Time of Sale Prospectus, there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which could reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect.

(p)      Except as described in the Time of Sale Prospectus, there are (i) no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or (ii) to require the Company to include such securities with the Shares registered pursuant to the Registration Statement; all such rights have been validly waived in respect of the Registration Statement.

(q)      Subsequent to the respective dates as of which information is given in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus (i) the Company and its subsidiaries on a consolidated basis have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction; (ii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its subsidiaries on a consolidated basis, except in each case as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(r)       The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, taken as a whole, in each case free and clear of all liens, encumbrances and defects except such as are described in the Time of Sale Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries that are material to the Company and its subsidiaries, taken as a whole, are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, in each case except as described in the Time of Sale Prospectus.

(s)       The Company and its subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, except where the failure to own, possess or have the right to acquire such intellectual property could not reasonably be expected to have a Material Adverse Effect, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect.

(t)       No material labor dispute with the employees of the Company or any of its subsidiaries exists, except as described in the Time of Sale Prospectus, or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could reasonably be expected to have a Material Adverse Effect.

(u)      The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; and except as described in the Time of Sale Prospectus, neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that could not reasonably be expected to have a Material Adverse Effect.

(v)      The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses other than such certificates, authorizations and permits which the failure to so possess could not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect, except as described in the Time of Sale Prospectus.

(w)      The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(x)       Except as described in the Time of Sale Prospectus, the Company has not sold, issued or distributed any shares of any class of common stock during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

2.             Representations and Warranties of Parent, Ventures and the Selling Shareholders other than Ventures.

(a)       Each Selling Shareholder other than Ventures represents and warrants to and agrees with each of the Underwriters that:

(i)            This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder.

(ii)           The execution and delivery by such Selling Shareholder of, and the performance by such Selling Shareholder of its obligations under, this Agreement will not contravene any (1) provision of applicable law, (2) the organizational documents of such Selling Shareholder, if applicable, (3) any agreement or other instrument binding upon such Selling Shareholder or, if applicable, any of its subsidiaries that is material to such Selling Shareholder and its subsidiaries, taken as a whole, or (4) any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Shareholder or, if applicable, any of its subsidiaries, except in the case of clauses (3) and (4) for such contraventions as would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the condition, financial or otherwise, earnings or business or operations of such Selling Shareholder and its subsidiaries, taken as a whole, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Shareholder of its obligations under this Agreement, except such as have already been obtained or may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

(iii)          The execution and delivery by such Selling Shareholder of, and the performance by such Selling Shareholder of its obligations under, the Letter of Transmittal and Custody Agreement signed by such Selling Shareholder and Computershare Trust Company, Inc., as Custodian, relating to the deposit of the Shares to be sold by such Selling Shareholder (the “Custody Agreement”) and the Power of Attorney appointing certain individuals as such Selling Shareholder’s attorneys in fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement (the “Power of Attorney”) will not contravene (1) any provision of applicable law, (2) the organizational documents of such Selling Shareholder, if applicable, (3) any agreement or other instrument binding upon such Selling Shareholder or (4) any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Shareholder, except in the case of clauses (3) and (4) for such contraventions as would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the condition, financial or otherwise, earnings or business or operations of such Selling Shareholder and its subsidiaries, taken as a whole, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Shareholder of its obligations under the Custody Agreement or Power of Attorney of such Selling Shareholder, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

(iv)          Such Selling Shareholder has, and on the Closing Date will have, valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code in respect of, the Shares to be sold by such Selling Shareholder free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power, and all authorization and approval required by law, (1) to enter into this Agreement, (2) to enter into the Custody Agreement and the Power of Attorney and (3) to sell, transfer and deliver the Shares to be sold by such Selling Shareholder or a security entitlement in respect of such Shares.

(v)           Upon payment for the Shares to be sold by such Selling Shareholder pursuant to this Agreement, delivery of such Shares,

as directed by the Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by the Depository Trust Company (“DTC”), registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code (the “UCC”)) to such Shares), (A) DTC shall be a “protected purchaser” of such Shares within the meaning of Section 8-303 of the UCC, (B) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Shares and (C) no action based on any “adverse claim”, within the meaning of Section 8-102 of the UCC, to such Shares may be asserted against the Underwriters with respect to such security entitlement; for purposes of this representation, such Selling Shareholder may assume that when such payment, delivery and crediting occur, (X) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (Y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (Z) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC.

(vi)          If such Selling Shareholder is not an individual, such Selling Shareholder has been duly organized and is validly existing as an entity in good standing under the laws of the jurisdiction of its organization.

(vii)         The Custody Agreement and the Power of Attorney have been duly authorized, executed and delivered by such Selling Shareholder and are valid and binding agreements of such Selling Shareholder.

(viii)        Certificate(s) representing at least the number of shares of Class B Common Stock convertible into at least the aggregate number of Shares opposite the name of such Selling Shareholder on Schedule I hereto have been placed in custody with the Custodian for the purpose of effecting the conversion of such shares of Class B Common Stock and the sale of the Shares pursuant to this Agreement.

(ix)           Except as described in the Time of Sale Prospectus, there are no contracts, agreements or understandings between such Selling Shareholder and any person granting such person the right to require the Company to file or cause the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.

(x)            Such Selling Shareholder has no reason to believe that the representations and warranties of the Company contained in Section 1(b) of this Agreement (other than Section 1(b)(ii) as to which the Selling Shareholder is not called upon to express any belief) are not true and correct; provided that, with respect to any Selling Shareholder who is not a director or officer of the Company or whose shares are not deemed to be beneficially owned by a director or officer of the Company under Rule 13d-3 under the Exchange Act, the representation and warranty set forth in this paragraph 2(a)(x) are limited to statements or omissions made in reliance upon information relating to such Selling Shareholder furnished to the Company in writing by such Selling Shareholder expressly for use in the Registration Statement, the Time of Sale Prospectus, the Prospectus or any amendments or supplements thereto.

(xi)           The sale of the Shares by such Selling Shareholder pursuant to this Agreement is not prompted by any material information concerning the Company or any of its subsidiaries which is not set forth in the Time of Sale Prospectus.

(b)           Ventures represents and warrants to and agrees with each of the Underwriters that:

(i)           This Agreement has been duly authorized, executed and delivered by or on behalf of Ventures.

(ii)          Ventures has, and on the Closing Date will have, valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code in respect of, the Shares to be sold by Ventures free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and to sell, transfer and deliver the Shares to be sold by Ventures or a security entitlement in respect of such Shares.

(iii)         Upon payment for the Shares to be sold by Ventures pursuant to this Agreement, delivery of such Shares, as directed by the Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by the Depository Trust Company (“DTC”), registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code (the “UCC”)) to such Shares), (A) DTC shall be a “protected purchaser” of such Shares within the meaning of Section 8-303 of the UCC, (B) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Shares and (C) no action based on any “adverse claim”, within the meaning of Section 8-102 of the UCC, to such Shares may be asserted against the Underwriters with respect to such security entitlement; for purposes of this representation, Ventures may assume that when such payment, delivery and crediting occur, (x) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC.

(iv)        Ventures has been duly formed and is validly existing as a limited liability company in good standing under the laws of the jurisdiction of its formation.

(v)         The execution and delivery by Ventures of, and the performance by Ventures of its obligations under, this Agreement will not contravene any (1) provision of applicable law, (2) the organizational documents of Ventures, (3) any agreement or other instrument binding upon Ventures or any of its subsidiaries that is material to Ventures and its subsidiaries, taken as a whole, or (4) any judgment, order or decree of any governmental body, agency or court having jurisdiction over Ventures or any of its subsidiaries, except, in the case of clauses (3) and (4) for such contraventions as would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the condition, financial or otherwise, earnings or business or operations of Ventures and its subsidiaries, taken as a whole, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by Ventures of its obligations under this Agreement, except such as have already been obtained or may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

(vi)        Except as described in the Time of Sale Prospectus, there are no contracts, agreements or understandings between Ventures and any person granting such person the right to require the Company to file or cause the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.

(vii)       Ventures has no reason to believe that the representations and warranties of the Company contained in Section 1(b) of this Agreement (other than Section 1(b)(ii) as to which Ventures is not called upon to express any belief) are not true and correct; and the sale of the Shares by Ventures pursuant to this Agreement is not prompted by any material information concerning the Company or any of its subsidiaries which is not set forth in the Time of Sale Prospectus.

(c)       McDonald’s Corporation (the “Parent”) represents and warrants to and agrees with each of the Underwriters that:

(i)            This Agreement has been duly authorized, executed and delivered by or on behalf of Parent.

(ii)           The Parent has no reason to believe that the representations and warranties of the Company contained in Section 1(b) of this Agreement (other than Section 1(b)(ii) as to which the Parent is not called upon to express any belief) are not true and correct; and the sale of the Shares by Ventures pursuant to this Agreement is not prompted by any material information concerning the Company or any of its subsidiaries which is not set forth in the Time of Sale Prospectus.

3.             Agreements to Sell and Purchase. Each Selling Shareholder, severally and not jointly, hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from each Selling Shareholder at $58.8862 per share (the “Purchase Price”) the number of Firm Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the number of Firm Shares to be sold by such Selling Shareholder as the number of Firm Shares set forth in Schedule II hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, Ventures agrees to sell to the Underwriters the Additional Shares, and the Underwriters shall have the right to purchase, severally and not jointly, up to 629,599 Additional Shares at the Purchase Price. Morgan Stanley & Co. Incorporated (“Morgan Stanley”) and Cowen and Company, LLC (“Cowen”) may exercise this right on behalf of the Underwriters in whole or from time to time in part by giving written notice not later than 30 days after the date of this Agreement. Any exercise notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased. Each purchase date must be at least two business days after the written notice is given and may not be earlier than the closing date for the Firm Shares nor later than ten business days after the date of such notice. Additional Shares may be purchased as provided in Section 5 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. On each day, if any, that Additional Shares are to be purchased (an “Option Closing Date”), each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the total number of Additional Shares to be purchased on such

Option Closing Date as the number of Firm Shares set forth in Schedule II hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

The Company hereby agrees that, without the prior written consent of Morgan Stanley and Cowen on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (3) file any registration statement with the Commission relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock.

The restrictions contained in the preceding paragraph shall not apply to (a) the Shares to be sold hereunder, (b) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which the Underwriters have been advised in writing or that is described in the Time of Sale Prospectus, (c) the grant of options or the issuance of shares of Common Stock to employees, officers, directors, advisors or consultants pursuant to any employee benefit plan described in the Prospectus or (d) the filing of any registration statement on Form S-8 in respect of any employee benefit plan described in the Prospectus. Notwithstanding the foregoing, if (i) during the last 17 days of the 90-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (ii) prior to the expiration of the 90-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day period, the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. The Company shall promptly notify Morgan Stanley and Cowen of any earnings release, news or event that may give rise to an extension of the initial 90-day restricted period.

4.             Terms of Public Offering. Each of the Company and the Selling Shareholders are advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. Each of the Company and the Selling Shareholders are further advised by you that the Shares are to be offered to the public initially at $61.50 per share (the “Public Offering Price”) and to certain dealers selected by you at a price that represents a concession not in excess of $1.70 per share under the Public Offering Price.

5.             Payment and Delivery. Payment for the Firm Shares to be sold by each Selling Shareholder shall be made to such Selling Shareholder in Federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on May 24, 2006, or at such other time on the same or such other date, not later than May 31, 2006, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the “Closing Date.”

Payment for any Additional Shares shall be made to Ventures in Federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the date specified in the corresponding notice described in Section 3 or at such other time on the same or on such other date, in any event not later than June 30, 2006, as shall be designated in writing by you.

The Firm Shares and Additional Shares shall be registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be. The Firm Shares and Additional Shares shall be delivered to you on the Closing Date or an Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

6.             Conditions to the Underwriters’ Obligations. The obligations of the Selling Shareholders to sell the Shares to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date are subject to the condition that the Registration Statement shall have become effective not later than 5:00 p.m., New York City time, on the date hereof.

The several obligations of the Underwriters are subject to the following further conditions:

(a)       Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

(i)            there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the securities of the Company or any of its subsidiaries by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

(ii)           there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus.

(b)      The Underwriters shall have received on the Closing Date:

(i)            a certificate, dated the Closing Date and signed by an executive officer of the Company to the effect set forth in Section 6(a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date. The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened;

(ii)           a certificate, dated the Closing Date and signed by an officer of Ventures, who is authorized by corporate action to provide such certificate, to the effect that the representations and warranties of Ventures contained in this Agreement are true and correct as of the Closing Date and that Ventures has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date;

(iii)          a certificate, dated the Closing Date and signed by an officer of Parent, who is authorized by corporate action to provide such certificate, to the effect that the representations and warranties of Parent contained in this Agreement are true and correct as of the Closing Date; and

(iv)          a certificate, dated the Closing Date and signed by Montgomery F. Moran or John R. Hartung, as attorney-in-fact to the Selling Shareholders (except Ventures), to the effect that the representations and warranties of the Selling Shareholders (except Ventures) contained in this Agreement are true and correct as of the Closing Date and that the Selling Shareholders have complied with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied hereunder on or before the Closing Date.

(c)       The Underwriters shall have received on the Closing Date an opinion of Kirkland & Ellis LLP, outside counsel for the Company, dated the Closing Date, to the effect set forth in Exhibit B.

(d)      The Underwriters shall have received on the Closing Date an opinion of Cleary Gottlieb Steen & Hamilton LLP, counsel for the Parent and the Selling Shareholders, dated the Closing Date, to the effect set forth in Exhibit C.

(e)       The Underwriters shall have received on the Closing Date an opinion of Davis Polk & Wardwell, counsel for the Underwriters, dated the Closing Date, to the effect that:

(i)            this Agreement has been duly authorized, executed and delivered by the Company, the Parent and Ventures;

(ii)           the statements relating to legal matters, documents or proceedings included in the Time of Sale Prospectus and the Prospectus under the captions “Description of Capital Stock” (with respect to the Company’s charter and by-laws) and “Underwriters” fairly summarize in all material respects such matters, documents or proceedings; and

(iii)          (A) in the opinion of such counsel, the Registration Statement, the Time of Sale Prospectus and the Prospectus (except for the broadly available road show, the financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel need not express any belief) appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, and (B) nothing has come to the attention of such counsel that causes such counsel to believe that (1) the Registration Statement or the prospectus included therein (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel need not express any belief) at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (2) the Time of Sale Prospectus (except for the broadly available road show, the financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel need not express any belief) as of the date of this Agreement or as amended or supplemented, if applicable, as of the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (3) the Prospectus (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel need not express any belief) as of its date or as amended or supplemented, if applicable, as of the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

With respect to Section 6(e)(iii), counsel for the Underwriters may state that their opinion and belief is based upon their participation in the preparation of the Registration Statement, the Time of Sale Prospectus and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified.

The opinions of Kirkland & Ellis LLP and Cleary Gottlieb Steen & Hamilton LLP provided pursuant to Sections 6(c) and 6(d) above shall be rendered to the Underwriters at the request of the Company, the Parent or the Selling Shareholders, as the case may be, and shall so state therein.

(f)       The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Ernst & Young LLP, an independent registered public accounting firm, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.

(g)      The “lock-up” agreements, each substantially in the form of Exhibit A hereto, between you and the Selling Shareholders, officers and directors of the Company relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares to be sold on such Option Closing Date and other matters related to the issuance of such Additional Shares.

7.             Covenants of the Company. In further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

(a)       To furnish to you, without charge, three signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to you in New York City, without charge, prior to 10:00 a.m., New York City time, on the business day next succeeding the date of this Agreement and during the period mentioned in Section 7(f) below, as many copies of the Time of Sale Prospectus, the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

(b)      Before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

(c)       To furnish to you a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which you reasonably object.

(d)      Not to take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

(e)       If the Time of Sale Prospectus is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

(f)       If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

(g)      To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction in which it is not already conducting its business.

(h)      To make generally available to the Company’s security holders and to you as soon as practicable an earning statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

8.        Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company agrees to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including:  (i) the fees, disbursements and expenses of the Company’s counsel and the Company’s accountants and counsel for the Selling Shareholders in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 7(g) hereof, including filing fees and the reasonable fees and disbursements of one firm of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of one firm of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the National Association of Securities Dealers, Inc., (v) all costs and expenses incident to listing the Shares on the NYSE, (vi) the cost of printing global certificates representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) the document production charges and expenses associated with printing this Agreement, (x) all expenses in connection with any offer and sale of the Shares outside of the United States, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with offers and sales outside of the United States and (xi) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 10 entitled “Indemnity and Contribution” and the last paragraph of Section 12 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

The provisions of this Section shall not supersede or otherwise affect any agreement that the Selling Shareholders may otherwise have for the allocation of such expenses among themselves.

9.             Covenants of the Underwriters. Each Underwriter severally covenants with the Company not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of or used by such Underwriter that otherwise would not be required to be filed by the Company thereunder, but for the action of the Underwriter.

10.           Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

(b)      The Parent and Ventures agree to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein, but only with reference to information relating to the Parent or Ventures furnished by or on behalf of the Parent or Ventures for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus, the Prospectus or any amendments or supplements thereto.

(c)       Each Selling Shareholder other than Ventures agrees, severally and not jointly, to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein, but only with reference to information relating to such Selling Shareholder furnished by or on behalf of such Selling Shareholder for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus, the Prospectus or any amendments or supplements thereto.

(d)      Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each Selling Shareholder, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or a Selling Shareholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus or the Prospectus or any amendment or supplement thereto.

(e)       In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity or contribution may be sought pursuant to Section  10(a), 10(b), 10(c), 10(d) or 10(f) such person (the “indemnified party”) shall promptly notify the person against whom such indemnity or contribution may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding.  In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or who are affiliates of any Underwriter within the meaning of Rule 405 under the Securities Act, (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, and each of its directors, officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and (iii) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Selling Shareholders and all persons, if any, who control any Selling Shareholder within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred.  In the case of any such separate firm for the Underwriters and such control persons and affiliates of any Underwriters, such firm shall be designated in writing by Morgan Stanley and Cowen.  In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company.  In the case of any such separate firm for the Selling Shareholders and such control persons of any Selling Shareholders, such firm shall be designated in writing by Ventures.  The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(f)       To the extent the indemnification provided for in Section 10(a), 10(b), 10(c), or 10(d) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 10(f)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 10(f)(i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Selling Shareholders and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares.  The relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Selling Shareholders or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Underwriters’ respective obligations to contribute pursuant to this Section 10 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.  The Selling Shareholders’ respective obligations to contribute pursuant to this Section 10 are several in proportion to the respective number of Shares they have sold hereunder, and not joint.

(g)      Each of the Company, the Selling Shareholders and the Underwriters agrees that it would not be just or equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 10(f).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 10(f) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The remedies provided for in this Section 10 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(h)      The indemnity and contribution provisions contained in this Section 10 and the representations, warranties and other statements of the Company, the Parent and the Selling Shareholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter, the Parent or any person controlling the Parent, any Selling Shareholder or any person controlling any Selling Shareholder or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

11.           Termination.  The Underwriters may terminate this Agreement by notice given by you to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus.

12.           Effectiveness; Defaulting Underwriters.  This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If, on the Closing Date or an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule II bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 12 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter.  If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased on such date, and arrangements satisfactory to you, the Company and the Selling Shareholders for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non defaulting Underwriter, the Company or the Selling Shareholders.  In any such case either you or the Selling Shareholders shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Time of Sale Prospectus, in the Prospectus or in any other documents or arrangements may be effected.  If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased on such Option Closing Date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase the Additional Shares to be sold on such Option Closing Date or (ii) purchase not less than the number of Additional Shares that such non defaulting Underwriters would have been obligated to purchase in the absence of such default.  Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company, the Parent or any Selling Shareholder to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company, the Parent or any Selling Shareholder shall be unable to perform its obligations under this Agreement, or if the underwriters elect to terminate this Agreement pursuant to Section 11 hereof, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out of pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

13.           Counterparts.  This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

14.           Applicable Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

15.           Headings.  The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

16.           Entire Agreement.  (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Shares, represents the entire agreement between the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other, with respect to the preparation of any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the Shares.

(b)      The Company acknowledges that in connection with the offering of the Shares:  (i) the Underwriters have acted at arms length, are not agents of, and owe no fiduciary duties to, the Company or any other person, (ii) the Underwriters owe the Company only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any, and (iii) the Underwriters may have interests that differ from those of the Company.  The Company waives to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Shares.

17.           Notices.  All communications hereunder shall be in writing and effective only upon receipt and (a) if to the Underwriters, shall be delivered, mailed or sent to you in care of Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036, Attention:  Legal Department, and Cowen and Company, LLC, 1221 Avenue of the Americas, New York, New York 10020, Attention:  General Counsel, (b) if to the Company, shall be delivered, mailed or sent to 1543 Wazee Street, Denver, Colorado 80202, Attention:  Montgomery Moran, (c) if to Parent or Ventures, shall be delivered, mailed or sent to 2915 Jorie Blvd., Oak Brook, Illinois 60523, Attention: General Counsel, or (d) if to the Selling Shareholders other than Ventures, shall be delivered, mailed or sent to 1543 Wazee Street, Denver, Colorado 80202, Attention:  Montgomery Moran and Jack Hartung.

Very truly yours,

CHIPOTLE MEXICAN GRILL, INC.

By:	/s/ John R. Hartung
	Name:	John R. Hartung
	Title:	Chief Finance and Development Officer

MCDONALD’S VENTURES, LLC

By:	/s/ Catherine A. Griffin
Name: Catherine A. Griffin
Title: Vice President, General Counsel and Secretary

MCDONALD’S CORPORATION

By:	/s/ Catherine A. Griffin
	Name:	Catherine A. Griffin
	Title:	Vice President — Deputy General Counsel and Assistant Secretary

THE SELLING SHAREHOLDERS (OTHER THAN MCDONALD’S VENTURES, LLC)

By:	/s/ Montgomery F. Moran
Attorney-in-Fact for the Selling Shareholders (other than McDonald’s Ventures, LLC)
Name: Montgomery F. Moran
Title: President & COO

Accepted as of the date hereof

MORGAN STANLEY & CO. INCORPORATED COWEN AND COMPANY, LLC
Acting severally on behalf of themselves and the several Underwriters named in Schedule II hereto

By:	Morgan Stanley & Co. Incorporated

By:	/s/ Kristen C. Rossi
	Name:	Kristen C. Rossi
	Title:	Vice President

By:	Cowen and Company, LLC

By:	/s/ William B. Buchanan, Jr.
Name: William B. Buchanan, Jr.
Title: Managing Director

SCHEDULE I

Selling Shareholder	Number of Firm Shares to be Sold

McDonald’s Ventures, LLC	4,100,000
Kurt P. Altman	180
Michael Baghramian	2,000
Neil W. Flanzraich	22,896
Neil Flanzraich Trust	34,792
Alan H. and Darlene J. Friedman Revocable Trust	8,926
Melvyn and Lynn Goodman Intervivos Trust	15,000
Marlene S. Harrington	2,620
MDG Company	10,917
Total:	4,197,331

SCHEDULE II

Underwriter	Number of Firm Shares To Be Purchased

Morgan Stanley & Co. Incorporated	1,678,930
Cowen and Company, LLC	1,049,333
Banc of America Securities LLC	419,733
Citigroup Global Markets Inc.	251,840
J.P. Morgan Securities Inc.	251,840
Merrill Lynch, Pierce, Fenner & Smith Incorporated	251,840
SunTrust Capital Markets, Inc.	167,893
M.R. Beal and Company	20,987
Cabrera Capital Markets, Inc.	20,987
Loop Capital Markets, LLC	20,987
Samuel A. Ramirez & Company, Inc.	20,987
Muriel Siebert & Co., Inc.	20,987
The Williams Capital Group, L.P.	20,987
Total:	4,197,331

SCHEDULE III

Time of Sale Prospectus

1.             Preliminary Prospectus issued May 12, 2006

2.             Roadshow of the Company available at www.netroadshow.com

3.             Final Term Sheet attached hereto as Exhibit D

SCHEDULE IV

List of Subsidiaries Not Wholly Owned by the Company

Chipotle Mexican Grill of Maryland, LLC

Chipotle Mexican Grill of Berwyn Heights, LLC

CMG of Prince Georges, LLC

EXHIBIT A

May , 2006

Morgan Stanley & Co. Incorporated
Cowen and Company, LLC
c/o	Morgan Stanley & Co. Incorporated
1585 Broadway
New York, NY 10036

Dear Sirs and Mesdames:

The undersigned understands that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) and Cowen and Company, LLC (“Cowen”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Chipotle Mexican Grill, Inc., a Delaware corporation (the “Company”), and certain holders of shares of class B common stock of the Company, providing for the public offering (the “Public Offering”) by the several Underwriters, including Morgan Stanley and Cowen (the “Underwriters”), of shares (the “Shares”) of class A common stock of the Company, par value $0.01 per share (the “Class A Common Stock”, and, collectively with the class B common stock of the Company, the “Common Stock”).

To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley and Cowen on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Underwriting Agreement (the “Restricted Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.

The foregoing sentence shall not apply to (a) transactions relating to shares of Class A Common Stock or other securities acquired in open market transactions after the completion of the Public Offering, provided that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) shall be required or shall be voluntarily made in connection with subsequent sales of Common Stock or other securities acquired in such open market transactions, (b) transfers of shares of Common Stock or any security convertible into Common Stock as a bona fide gift, (c) transfers of shares of Common Stock to any trust, partnership or limited liability company for the direct or indirect benefit of the undersigned or the immediate family of the undersigned provided that any such transfer shall not involve a disposition for value, (d) transfers of shares of Common Stock to any beneficiary of the undersigned pursuant to a will or other testamentary document or applicable laws of descent, (e) transfers of shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock to the Company, (f) distributions of shares of Common Stock or any security convertible into Common Stock to limited partners or stockholders of the undersigned provided that any such transfer shall not involve a disposition for value, (g) transfers of shares of Common Stock to any wholly-owned subsidiary of the undersigned or to the parent corporation of the undersigned or any wholly-owned subsidiary of such parent corporation provided that any such transfer shall not involve a disposition for value, or (h) transfers of shares of Common Stock with the prior written consent of Morgan Stanley and Cowen, provided that in the case of any transfer or distribution pursuant to clause (b), (c), (d), (e), (f) or (g) of this lock-up letter, (i) each donee, distributee or transferee shall sign and deliver a lock-up letter substantially in the form of this letter and (ii) no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made during the restricted period referred to in the foregoing sentence.  For purposes of this lock-up letter, “immediate family” shall mean any relationship by blood, marriage, domestic partnership or adoption, not more remote than first cousin.

In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley and Cowen on behalf of the Underwriters, it will not, during the Restricted Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.  The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.

If:

(1)           during the last 17 days of the Restricted Period the Company issues an earnings release or material news or a material event relating to the Company occurs; or

(2)           prior to the expiration of the Restricted Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Restricted Period;

the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

The undersigned shall not engage in any transaction that may be restricted by this agreement during the 34-day period beginning on the last day of the initial Restricted Period unless the undersigned requests and receives prior written confirmation from the either Company or Morgan Stanley and Cowen on behalf of the Underwriters that the restrictions imposed by this agreement have expired.

This lock-up letter shall be terminated (i) if for any reason the Underwriting Agreement is terminated prior to the closing of the Public Offering or (ii) if, prior to the execution and delivery of the Underwriting Agreement, (a) July 31, 2006 occurs or (b) McDonald’s Corporation publicly announces that the Company will not be proceeding with the Public Offering.

The undersigned understands that the Company and the Underwriters are relying upon this agreement in proceeding toward consummation of the Public Offering.  The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions.  Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

Very truly yours,

Name:

Address:

EXHIBIT B

FORM OF COMPANY COUNSEL OPINION

EXHIBIT C

FORM OF PARENT AND SELLING SHAREHOLDERS’

COUNSEL OPINION

EXHIBIT D

FINAL TERM SHEET